                                                                     EXHIBIT 1.1


                     Excelsior Private Equity Fund II, Inc.
                              114 West 47th Street
                             New York, NY 10036-1532




                                          April __, 1997



UST Financial Services Corp.
114 West 47th Street
New York, NY 10036-1532

                          Re: SELLING AGENT AGREEMENT

Ladies and Gentlemen:

                  This is to confirm that, in consideration of the agreements hereinafter contained, the undersigned, Excelsior Private Equity Fund II, Inc. (the "Company"), a Maryland corporation registered under the Securities Act of 1933, as amended (the "Securities Act"), and regulated as a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), has agreed that UST Financial Services Corp. ("UST") shall be the selling agent of the shares of common stock of the Company (the "Shares").

                  1. Services as Selling Agent.

                   1.1 All activities by UST and its agents and employees as selling agent of the Shares shall comply with all applicable laws, rules and regulations, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act and the rules and regulations adopted thereunder by the Securities and Exchange Commission (the "Commission").

                   1.2 No Shares shall be offered by UST under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Company if and so long as the effectiveness of the registration statement or any necessary amendments thereto (the "Registration Statement") shall be suspended under any of the provisions of the Securities Act.

                   1.3 UST will not furnish to any person any information relating to the Shares or the Company that is inconsistent with the Prospectus of the Company (the "Prospectus") or the Registration Statement or any printed information issued by the Company supplemental to such Prospectus or Registration Statement.

                   1.4 UST agrees on behalf of itself and its employees to treat confidentially and as proprietary all records and other information not otherwise publicly available relative to the Company and its present or potential investors. UST further agrees not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where UST may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

                   1.5 In effecting the purchase or sale of Shares, the parties understand and agree that: (i) UST shall act solely as agent for the Company and purchasers of Shares; (ii) all purchases or sales of Shares shall be initiated solely upon the instruction and order of the purchaser or seller thereof; (iii) any purchaser of Shares will have full beneficial ownership of any Shares purchased upon its authorization and order; (iv) all transactions shall be for the account of the purchaser or seller and under no circumstances for the account of UST, and shall be without recourse to UST; and (v) UST shall be under no obligation to use its best efforts to effect the purchase or sale of Shares under the terms of this Agreement. The Company and UST further agree that nothing in this Agreement shall be construed to require or authorize UST to act as an "underwriter" or "dealer" with respect to the Shares, as those terms are used and construed in and under those provisions of the Banking Act of 1933, as amended, commonly known as the "Glass-Steagall Act." Under no circumstances will the parties make any oral or written representations to the contrary.

                  2. Obligations of the Company.

                   2.1 The Company shall furnish from time to time for use in connection with the sale of the Shares such information with respect to the Company and the Shares as UST may reasonably request. The Company shall also furnish to UST upon request reasonable quantities of the Prospectus and/or the Registration Statement and applicable Subscription Agreements substantially in the form of Appendix A and from time to time such additional information regarding the Company's financial or regulatory condition as UST may reasonably request.

                   2.2 The Company agrees to advise UST as soon as reasonably practicable by a notice in writing delivered to UST:

                   (a) of any request by the Commission for amendments to the Registration Statement or for additional information;

                   (b) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation by service of process on the Company of any proceeding for that purpose;

                   (c) of the happening of any event that makes untrue any statement of a material fact made in the Registration Statement or that requires the making of a change in such Registration Statement in order to make the statements therein not misleading;

                   (d) of all actions of the Commission with respect to any amendment to any Registration Statement that may from time to time be filed with the Commission; and

                   (e) of the regulatory status of the Shares in any states where the Shares have been registered including all action of state securities regulators with respect to the Registration Statement.

                  For purposes of this paragraph 2.2, informal requests by or acts of the Staff of the Commission shall not be deemed actions of or requests by the Commission.

                  3. Delegation.

                  In performing its duties under this Agreement and assuming the obligations set forth herein, UST may, at its own expense, appoint one or more sub-selling agents; provided that UST understands and agrees that it shall remain fully responsible for the performance of all the duties set forth in this Agreement.

                  4. Representations and Warranties.

                   4.1 The Company hereby represents, warrants and undertakes to UST and any sub-selling agent appointed by UST pursuant to Section 3 hereof that:

                   (a) it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement and that, with respect to it, this Agreement is legal, valid and binding, and enforceable in accordance with its terms;

                   (b) all registration statements filed by the Company with the Commission under the Securities Act with respect to the Shares have been prepared in conformity with the requirements of such statute and the rules and regulations of the Commission thereunder. The Company further represents and warrants to UST and any sub-selling agent that any Registration Statement will contain all statements required to be stated therein in conformity with both such statute and the rules and regulations of the Commission; that all statements of fact contained in any Registration Statement will be true and correct in all material respects at the time of filing of such Registration Statement or amendment thereto; and that no Registration Statement will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Company may, but shall not be obligated to, propose from time to time such amendments to any Registration Statement as in the light of future developments may, in the opinion of the Company's counsel, be necessary or advisable. If the Company shall not propose any such amendment and/or supplement within fifteen days after receipt by the Company of a written request from UST to do so, UST may, at its option, terminate this Agreement;

                   (c) it will accept subscription funds with respect to a particular purchaser only upon (i) the Company's satisfaction that such purchaser meets the investor suitability standards applicable to such purchaser set forth in the Company's Prospectus and (ii) the Company's receipt of a Subscription Agreement acceptable to the Company; and

                   (d) UST and any sub-selling agent shall be entitled to rely on the Company's acceptance of any Subscription Agreement as evidence that the purchaser meets the investor suitability standards applicable to such purchaser as set forth in the Company's Prospectus and that any sub-selling agent appointed by UST pursuant to Section 3 hereof, by virtue of its agreement with UST to act as sub-selling agent for the Shares, shall become a third-party beneficiary of this Selling Agent Agreement and shall be entitled to enforce its rights hereunder.

                  4.2 UST hereby represents, warrants and undertakes that it:

                   (a) is either exempt from licensing or possesses all material government licenses, permits, certificates, consents, orders, approvals, memberships in self-regulatory organizations and other authorizations necessary with respect to its qualification to perform its duties under this Agreement;

                   (b) is familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agrees that it will comply therewith and will make a record of its distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, will, upon the Company's request, promptly forward copies thereof to each person to whom it has theretofore distributed a preliminary prospectus;

                   (c) has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement and that with respect to it, this Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

                   (d) will make appropriate disclosure to purchasers that the Shares are not endorsed by UST, do not constitute UST's obligation and are not entitled to federal deposit insurance.

                  5. Indemnification.

                  The Company agrees to indemnify, defend and hold UST and any sub-selling agent appointed by UST, their several officers and directors, and any person who controls UST or any sub-selling agent within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (for purposes of this paragraph 5.1, collectively, "Covered Persons") free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which any Covered Person may incur under the Securities Act, the Exchange Act, or otherwise arising out of or based on (i) any false statements or representations of the Company contained in this Agreement, including, without limitation, the Company's undertaking contained in paragraph 4.1(d) hereof, and (ii) any untrue statement of a material fact contained in any Registration Statement or other offering material ("Offering Material") or arising out of or based on any omission to state a material fact required to be stated in any Offering Material or necessary to make the statements in any Offering Material not misleading; provided, however, that the Company's agreement to indemnify Covered Persons shall not be deemed to cover any claims, demands, liabilities or expenses arising out of statements, if any, that are furnished in writing to the Company by a Covered Person for use in the answers to any items of any Registration Statement or in any statements made in any Offering Material, or arising out of or based on any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Company's agreement to indemnify a Covered Person shall not be deemed to cover any liability to the Company or its investors to which a Covered Person would otherwise be subject by reason of a breach of its representations and warranties or its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a Covered Person's reckless disregard of its obligations and duties under this Agreement or any sub-selling agent agreement. The Company should be notified of any action brought against a Covered Person, such notification to be given by letter or by telegram addressed to the Company, 114 West 47th Street, New York, New York 10036, Attention: David
I. Fann, with a copy to United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention: Ronald A. Schwartz, Esq. promptly after the summons or other first legal process shall have been duly and completely served upon such Covered Person. The failure to so notify the Company of any such action shall not relieve the Company from any liability except to the extent the Company shall have been prejudiced by such failure or from any liability that the Company may have to the Covered Person against whom such action is brought by reason of any such untrue statement or omission, otherwise than on account of the Company's indemnity agreement contained in this paragraph. The Company will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but in such case such defense shall be conducted by counsel of good standing chosen by the Company and approved by the Covered Person, which approval shall not be unreasonably withheld. In the event the Company elects to assume the defense of any such suit and retain counsel of good standing approved by the Covered Person, the defendant or defendants in such suit shall bear the reasonable fees and expenses of any additional counsel retained by any of them; but in case the Company does not elect to assume the defense of any such suit, or in case the Covered Person reasonably does not approve of counsel chosen by the Company, the Company will reimburse the Covered Person named as defendant in such suit, for the fees and expenses of any counsel retained by UST or the Covered Persons. The Company's indemnification agreement contained in this paragraph and the Company's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Covered Persons, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to Covered Persons and their successors. The Company agrees to notify UST and any sub-selling agent promptly of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the issue and sale of the Shares.

                  6. Contribution.

                  The Company agrees that if the indemnification provided for in
Section 5 is unavailable or insufficient to hold harmless a Covered Person, then the Company shall contribute to the amount paid or payable by such Covered Person as a result of all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) of the nature contemplated by said indemnity agreement in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Covered Person on the other in connection with such claims, demands, liabilities and expenses, as well as any other relevant equitable considerations. Each Covered Person entitled to contribution agrees to notify the Company of any action brought against such Covered Person in respect of which contribution may be sought in the manner set forth in Section 5.

                  7. Term.

                  This Agreement shall become effective on the date first above written and shall continue until December 31, 1997. The parties may mutually agree to terminate this Agreement.

                  8. Notices.

                  All notices, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, registered or certified, return receipt requested, first-class, postage pre-paid to:

                   (a) the Company: Excelsior Private Equity Fund II, Inc.

                         114 West 47th Street
                         New York, New York 10036-1532
                         Attention: David I. Fann

                   (b) UST: UST Financial Services Corp.

                         114 West 47th Street
                         New York, New York 10036-1532
                         Attention: ________________

                  9. Concerning Applicable Provisions of Law, etc.

                  This Agreement shall be subject to all applicable provisions of law and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

                  This Agreement is executed and delivered in the City of New York and the laws of the State of New York shall, except to the extent that any applicable provisions of Federal law shall be controlling, govern the construction, validity and effect of this Agreement, without reference to principles of conflicts of law.

                  The undersigned officer of the Company has executed this Agreement not individually, but as President under the Company's Articles of Incorporation, dated March __, 1997, as amended. Pursuant to the Articles of Incorporation, the obligations of this Agreement are not binding upon any of the Directors or investors of the Company individually, but bind only the Company's assets.

                  If the contract set forth herein is acceptable to you, please so indicate by executing the enclosed copy of this Agreement and returning the same to the undersigned, whereupon this Agreement shall constitute a binding contract between the parties hereto effective at the closing of business on the date hereof.

                                         Very truly yours,

                                         EXCELSIOR PRIVATE EQUITY FUND II, INC.


                                         By:___________________________________
                                         Name:  David I. Fann
                                         Title: President


Accepted:

UST FINANCIAL SERVICES CORP.


By:_____________________________
Name:
Title:

                                                                      APPENDIX A

                     EXCELSIOR PRIVATE EQUITY FUND II, INC.
                             SUBSCRIPTION AGREEMENT

Excelsior Private Equity Fund II, Inc.
114 West 47th Street
New York, New York 10036

Ladies and Gentlemen:

     The undersigned, by signing this Subscription Agreement, and subject to the terms and conditions hereof and the provisions of the Prospectus of Excelsior Private Equity Fund II, Inc. (the "Company") (the "Prospectus"), hereby subscribes for shares of common stock (the "Shares") of the Company in the aggregate investment amount set forth on the reverse side hereof (the undersigned's "Investment Amount"), and herewith encloses payment in an amount equal to such Investment Amount. The undersigned understands that such funds will be held by United States Trust Company of New York as Escrow Agent, and will be returned promptly, together with any interest earned thereon, to the undersigned, in the event that at least 100,000 Shares are not subscribed for and the payments therefor are not made by July 31, 1997 or such other subsequent date not later than December 31, 1997 as the Managing Investment Adviser and the Company may determine.

     1. Acceptance of Subscription. It is understood and agreed that the Company shall have the right, in its sole discretion, to accept or reject this subscription, in whole or in part. Subscriptions need not be accepted in the order received, and Shares may be allocated in the event of oversubscription.

     2. Right to Refund. The undersigned shall have the right to receive a refund of their investment for a period of five business days from the date payment for the investment is submitted by the undersigned. Such request may be made in any fashion but, if made other than in an originally signed and written communication, must be confirmed with such a communication within 15 business days after the date payment is submitted.

     3. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company and UST Financial Services Corp., and each officer, director, controlling person, and agent of the Company and UST Financial Services Corp., that:

          (a) the undersigned meets the investor suitability standards set forth in the Prospectus under "Investor Suitability Standards."

          (b) if an investment in the Company is being made by a corporation, partnership, trust, or estate, he/she has all right and authority, in his/her capacity as an officer, general partner, trustee, executor, or other representative of such corporation, partnership, trust, or estate, as the case may be, to make such decision to invest in the Shares and to execute and deliver this Subscription Agreement on behalf of such corporation, partnership, trust, or estate, as the case may be, and this Subscription Agreement is a valid and binding agreement of such corporation, partnership, trust, or estate, enforceable in accordance with its terms;

          (c) the undersigned has reached the age of majority in higher state of residence;

          (d) the undersigned hereby acknowledges that the undersigned has received and carefully reviewed the Prospectus, as amended and/or supplemented; and


          (e) if the undersigned is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in making this investment he/she is aware of and has taken into consideration the prudence, diversification, and other fiduciary requirements of ERISA and has concluded that this investment is in compliance with such requirements; and

          (f) The undersigned has, upon his/her own initiative, inquired about and invested in the Company, and has not been solicited or induced in any way by an employee of UST Financial Services Corp.


     4. Indemnification. The undersigned hereby agrees to indemnify and hold harmless the Company and UST Financial Services Corp., each officer, director, controlling person, and agent of the Company and UST Financial Services Corp., from and against any and all loss, claim, damage, liability, or expense, and any action in respect thereof, joint or several, to which any such person may become subject, due to or arising out of the falsity or inaccuracy of any representation, warranty or any other information provided herein, together with all reasonable costs and expenses (including attorneys' fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters so indemnified against.

     5. Survival. All representations and warranties contained in this Subscription Agreement and the indemnification provisions contained in Section 4 hereof shall survive (i) the acceptance of the subscription, (ii) changes in the transactions, documents, and instruments described in the Prospectus that are not material, and (iii) the death or disability of the undersigned.

     6. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Under penalties of perjury, the undersigned certifies that the information provided on the reverse of this form is true, correct and complete.

                     EXCELSIOR PRIVATE EQUITY FUND II, INC.
                             SUBSCRIPTION AGREEMENT

                                                                Purchase Price of $1,000 per Share:  minimum
     INVESTMENT AMOUNT:  $         /          SHARES            subscription is $25,000 (25 Shares)

Make check payable to U.S. Trust of New York, Escrow Agent for EXCELSIOR PRIVATE
EQUITY FUND II, INC., 114 West 47th Street, NY, NY 10036. Checks should be delivered to the Selling Agent together with this Subscription Agreement.

-------------------------------------------------------------------------------------------------------------------
 INDIVIDUAL ACCOUNTS:                                              CUSTODIAL ACCOUNTS:
 Complete sections 1, 4, 5 and sign below                          Complete sections 2, 3, 4, 5 and sign below
--------------------------------------------------------------------------------------------------------------------
 MANNER IN WHICH TITLE IS TO BE HELD (CHECK ONE)
--------------------------------------------------------------------------------------------------------------------
 (1) INDIVIDUAL ACCOUNTS                                           (2) CUSTODIAL ACCOUNTS
 [ ] A.  Individual Owner       [ ] E.  Tenants in common          [ ] I.  IRA            [ ] L.  Trust (date est.)
                                        (all parties must sign)
 [ ] B.  Joint tenants with                                        [ ] J.  Keogh Plan     [ ] M. Pension
         right of survivorship  [ ] F.  Tenants by the
                                        entirety (both             [ ] K.  Uniform Gifts  [ ] N.  Profit Sharing
 [ ] C.  Community property             parties must sign)                 to Minors Act
 [ ] D.  Separate property
                                [ ] G.  Corporate owner
                                                                State of
                                [ ] H.  Partnership owner
                                                                EACH CUSTODIAN(S) OR TRUSTEE(S) MUST SIGN
---------------------------------------------------------------------------------------------------------------------
 (3) TRUSTEE(S) OR            NAME OF EACH CUSTODIAN (TRUSTEE)                                  ACCOUNT #
     CUSTODIAN(S)             ---------------------------------------------------------------------------------------
     (attach additional
     sheets if necessary)     ---------------------------------------------------------------------------------------
                              STREET OR P.O. BOX

                              ----------------------------------------------------------------------------------------
                              CITY                                                 STATE          ZIP      PHONE
                                                                                                           ( )
                              ----------------------------------------------------------------------------------------
                              TRUSTEE OR CUSTODIAN TAX ID NUMBER

----------------------------------------------------------------------------------------------------------------------
 (4) INVESTOR(S)              INVESTOR NAME                                   CO-INVESTOR NAME

                              ----------------------------------------------------------------------------------------
                              STREET OR P.O. BOX

                              ----------------------------------------------------------------------------------------
                              CITY                                                 STATE          ZIP      PHONE
                                                                                                           ( )
                              -----------------------------------------------------------------------------------------
                              LEGAL STATE OF RESIDENCY (IF DIFFERENT FROM ABOVE)      U.S. CITIZEN
                                                                                      [ ] YES        [ ] NO
                              -----------------------------------------------------------------------------------------
                              SOCIAL SECURITY OR TAX ID NUMBER FOR IRS REPORTING

-----------------------------------------------------------------------------------------------------------------------
 (5) DISTRIBUTION ADDRESS --  NAME OF CUSTODIAN (TRUSTEE)                                       ACCOUNT #
     IF DIFFERENT FROM        -----------------------------------------------------------------------------------------
     ADDRESS ABOVE            STREET OR P.O. BOX
     (DISTRIBUTIONS FOR       -----------------------------------------------------------------------------------------
     CUSTODIAL ACCOUNTS       CITY                                                 STATE          ZIP      PHONE
     WILL BE SENT TO THE                                                                                    ( )
     CUSTODIAN)               -----------------------------------------------------------------------------------------
                               TRUSTEE OR CUSTODIAN TAX ID NUMBER
-----------------------------------------------------------------------------------------------------------------------

I certify, under penalties of perjury, that: (1) the tax identification number shown on this application is correct and (2) I am NOT currently under IRS notification that part of my dividend and interest income is to be withheld as a result of my failure to report all dividend and interest income on my income tax return -- i.e. backup withholding.
(Strike the word "NOT" above if you received IRS notification.)

SIGNATURE(S): Please read the reverse before signing; names must be signed exactly as registered above; each investor is required to sign his/her/its own Subscription Agreement unless signed by a trustee or custodian.

Investor's Signature                                                               Date
                     ---------------------------------------------------           -------------------
Co-Investor's Signature                                                            Date
                       -------------------------------------------------           -------------------
Trustee or Custodian's Signature                                                   Date
                                ----------------------------------------           -------------------
Co-Trustee or Co-Custodian's Signature                                             Date
                                      ----------------------------------           -------------------

THE SELLING AGENT MUST SIGN BELOW TO COMPLETE THE ORDER
I had reasonable grounds to believe, on the basis of information obtained from the subscriber concerning his/her age, investment objectives, other investments, financial situation and needs, and any other information known by me, including said subscriber's recognizable capacity to understand the important aspects and risks of the investment, that (i) the subscriber is or will be in a financial position appropriate to enable him/her to realize to a significant extent the benefits described in the Prospectus; (ii) the subscriber has a fair market net worth sufficient to sustain the risks inherent in and investment in the Company, including loss of investment and lack of liquidity; and (iii) the Company is otherwise suitable for the subscriber. I further certify that I have informed the subscriber of all pertinent facts relating to the liquidity and marketability of the Shares during the term of the Company. I also warrant that I am exempt from licensing or duly licensed, as appropriate, and may lawfully sell the Shares in the state designated as the subscriber's residence.

Name                                                     Address
---------------------------------------------------------------------------------------------------------
City                                                     State           Zip         Phone
---------------------------------------------------------------------------------------------------------
[Licensed Firm Name]                                     [Firm's Headquarters Mailing Address]
---------------------------------------------------------------------------------------------------------
[City]                                                   State           Zip         Phone
---------------------------------------------------------------------------------------------------------
Signature
---------------------------------------------------------------------------------------------------------